Exhibit 99.1

COUSINS PROPERTIES INCORPORATED

QUARTERLY INFORMATION PACKAGE

For the Quarter Ended September 30, 2011

TABLE OF CONTENTS

Press Release	1

Condensed Consolidated Statements of Operations	4

Funds From Operations	5

Condensed Consolidated Balance Sheets	6

Key Performance Indicators	7

Funds From Operations – Summary	8

Funds From Operations – Supplemental Detail	9

Portfolio Listing	13

Same Property Performance	15

Square Feet Expiring	16

Top 20 Tenants	17

Development Pipeline	18

Inventory of Commercial Land Held	19

Inventory of Lots and Tracts in Residential Projects	20

Debt Outstanding	21

Calculations and Reconciliations of Non-GAAP Financial Measures	23

Discussion of Non-GAAP Financial Measures	29

Certain matters contained in this package are forward-looking statements within the meaning of the federal securities laws and are subject to uncertainties and risks. These include, but are not limited to, availability and terms of capital and financing; national and local economic conditions; the real estate industry in general and in specific markets; the potential for recognition of additional impairments due to continued adverse market and economic conditions or changes in Company business and financial strategy; leasing risks; potential acquisitions, new investments and/or dispositions; the failure of purchase, sale or other contracts to ultimately close; the financial condition of existing tenants; rising interest and insurance rates; the availability of sufficient development or investment opportunities; environmental matters; the financial condition and liquidity of, or disputes with, joint venture partners; any failure to comply with debt covenants under credit agreements; any failure to continue to qualify for taxation as a real estate investment trust, risks associated with development projects and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including those described in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2010. The words “believes,” “expects,” “anticipates,” “estimates,” “plans,” “may,” “intend,” “will” or similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statements are reasonable, the Company can give no assurance that such plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise, except as required under U.S. federal securities laws.

News Release

CONTACT:

Gregg D. Adzema	Cameron Golden
Executive Vice President and	Director of Investor Relations and
Chief Financial Officer	Corporate Communications
(404) 407-1116	(404) 407-1984
greggadzema@cousinsproperties.com	camerongolden@cousinsproperties.com

COUSINS REPORTS RESULTS FOR THIRD QUARTER OF 2011

Highlights

•	Funds From Operations (FFO) of $0.14 per share.

•	Leased or renewed 787,000 square feet of office and retail.

•	Commenced Mahan Village retail development.

ATLANTA (November 2, 2011) – Cousins Properties Incorporated (NYSE:CUZ) today reported its results of operations for the quarter ended September 30, 2011.

“We were very pleased with our third quarter operating performance,” said Larry Gellerstedt, CEO of Cousins. “Our team continues to deliver strong results, particularly on the leasing front, as we continue to simplify the platform and seek attractive value creation opportunities.”

Portfolio Activity

•	Leased or renewed 420,000 square feet of office space and 367,000 square feet of retail space.

•	Office portfolio remained 91% leased and Retail portfolio increased to 89% leased.

Transaction Activity

•	Commenced construction of Mahan Village, a 147,000-square-foot, Publix-anchored shopping center in Tallahassee, Florida.

•	Sold One Georgia Center, a 376,000-square-foot office building in Atlanta, Georgia, for $48.6 million, generating a gain, net of noncontrolling interest, of $1.2 million.

•	Sold 126 residential lots for net gains of $519,000.

•

Subsequent to quarter end, placed King Mill Distribution Park Building 3, a 796,000-square-foot industrial building in Atlanta, Georgia, under contract for sale. This transaction is expected to close in the fourth quarter.

Financial Results

FFO was $14.3 million, or $0.14 per share, for the third quarter of 2011 compared with $886,000, or $0.01 per share, for the third quarter of 2010. FFO was $33.3 million, or $0.32 per share, for the nine months ended September 30, 2011, compared with $22.8 million, or $0.23 per share, for the same period in 2010.

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191 Peachtree Street NE    —    Suite 500    —    Atlanta, Georgia 30303-1740    —    404/407-1000    —    FAX 404/407-1002

CUZ Reports Third Quarter Results

November 2, 2011

Net income available to common stockholders was $188,000, or $0.00 per share, for the third quarter of 2011 compared with net loss available of ($8.4) million, or ($0.08) per share, for the third quarter of 2010. Net loss available was ($12.4) million, or ($0.12) per share, for the nine months ended September 30, 2011, compared with ($18.6) million, or ($0.18) per share, for the same period in 2010.

Investor Conference Call and Webcast

The Company will conduct a conference call at 11:00 a.m. (Eastern Time) on Thursday, November 3, 2011, to discuss the results of the quarter ended September 30, 2011. The number to call for this interactive teleconference is (212) 231-2921.

A replay of the conference call will be available for 14 days by dialing (402) 977-9140 and entering the passcode 21539337. The replay can be accessed on the Company’s website, www.cousinsproperties.com, through the “Q3 2011 Cousins Properties Incorporated Earnings Conference Call” link on the Investor Relations page.

Cousins Properties Incorporated is a leading diversified real estate company with extensive experience in development, acquisition, financing, management and leasing. Based in Atlanta, the Company actively invests in office and retail projects. Since its founding in 1958, Cousins has developed 20 million square feet of office space, 20 million square feet of retail space, more than 3,500 multi-family units and more than 60 single-family neighborhoods. The Company is a fully integrated equity real estate investment trust (REIT) and trades on the New York Stock Exchange under the symbol CUZ. For more, please visit www.cousinsproperties.com.

The Condensed Consolidated Statements of Operations, Condensed Consolidated Balance Sheets and a schedule entitled Funds From Operations, which reconciles Net Income (Loss) Available to FFO, are attached to this press release. More detailed information on Net Income (Loss) Available and FFO results is included in the “Net Income and Funds From Operations – Supplemental Detail” schedule, which is included along with other supplemental information in the Company’s Current Report on Form 8-K, which the Company is furnishing to the Securities and Exchange Commission (“SEC”), and, which can be viewed through the “Supplemental Information” and “SEC Filings” links on the “Investor Information & Filings” link of the Investor Relations page of the Company’s website at www.cousinsproperties.com. This information may also be obtained by calling the Company’s Investor Relations Department at (404) 407-1984.

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CUZ Reports Third Quarter Results

November 2, 2011

Certain matters discussed in this news release are forward-looking statements within the meaning of the federal securities laws and are subject to uncertainties and risk. These include, but are not limited to, availability and terms of capital and financing; national and local economic conditions; the real estate industry in general and in specific markets; the potential for recognition of additional impairments due to continued adverse market and economic conditions or changes in Company business and financial strategy; leasing risks; potential acquisitions, new investments and/or dispositions; the failure of purchase, sale or other contracts to ultimately close; the financial condition of existing tenants; competition from other developers or investors; the risks associated with development projects; rising interest and insurance rates; the availability of sufficient development or investment opportunities; environmental matters; the financial condition and liquidity of, or disputes with, joint venture partners; any failure to comply with debt covenants under credit agreements; any failure to continue to qualify for taxation as a real estate investment trust and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including those described in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2010. The words “believes,” “expects,” “anticipates,” “estimates,” “plans,” “may,” “intend,” “will” or similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statement are reasonable, the Company can give no assurance that such plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise, except as required under U.S. federal securities laws.

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COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited, in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010
REVENUES:
Rental property revenues	$35,268	$33,840	$104,094	$100,630
Fee income	3,909	3,966	10,729	11,238
Third party management and leasing revenues	5,398	4,724	14,091	14,003
Multi-family residential unit sales	—	6,637	4,664	24,726
Residential lot and outparcel sales	165	630	410	14,765
Other	448	245	1,517	540

	45,188	50,042	135,505	165,902

COSTS AND EXPENSES:
Rental property operating expenses	14,968	14,150	42,705	42,029
Third party management and leasing expenses	4,241	4,122	12,414	13,294
Multi-family residential unit cost of sales	—	5,190	2,487	19,268
Residential lot and outparcel cost of sales	158	549	303	9,920
General and administrative expenses	4,295	6,172	17,828	20,952
Interest expense	6,601	8,702	21,503	28,769
Reimbursed expenses	1,866	1,392	4,749	4,649
Depreciation and amortization	12,891	13,115	38,310	39,094
Impairment losses	—	—	3,508	586
Separation expenses	15	202	193	303
Other	790	909	2,324	4,773

	45,825	54,503	146,324	183,637

LOSS ON EXTINGUISHMENT OF DEBT	(74)	(9,235)	(74)	(9,827)

LOSS FROM CONTINUING OPERATIONS BEFORE TAXES, UNCONSOLIDATED JOINT VENTURES AND SALE OF INVESTMENT PROPERTIES	(711)	(13,696)	(10,893)	(27,562)

(PROVISION) BENEFIT FOR INCOME TAXES FROM OPERATIONS	180	(25)	217	1,107

INCOME FROM UNCONSOLIDATED JOINT VENTURES	2,660	2,179	7,468	7,493

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE GAIN ON SALE OF INVESTMENT PROPERTIES	2,129	(11,542)	(3,208)	(18,962)

GAIN ON SALE OF INVESTMENT PROPERTIES	59	58	177	1,875

INCOME (LOSS) FROM CONTINUING OPERATIONS	2,188	(11,484)	(3,031)	(17,087)

INCOME FROM DISCONTINUED OPERATIONS:
Income from discontinued operations	597	452	1,353	3,451
Gain on sale of investment properties	2,821	6,572	2,437	6,572

	3,418	7,024	3,790	10,023

NET INCOME (LOSS)	5,606	(4,460)	759	(7,064)

NET INCOME ATTRIBUTABLE TO NONCONTROLLING INTERESTS	(2,192)	(696)	(3,454)	(1,806)

NET INCOME (LOSS) ATTRIBUTABLE TO CONTROLLING INTEREST	3,414	(5,156)	(2,695)	(8,870)

DIVIDENDS TO PREFERRED STOCKHOLDERS	(3,226)	(3,226)	(9,680)	(9,680)

NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS	$188	$(8,382)	$(12,375)	$(18,550)

PER COMMON SHARE INFORMATION - BASIC AND DILUTED:
Loss from continuing operations attributable to controlling interest	$(0.03)	$(0.15)	$(0.16)	$(0.28)
Income from discontinued operations	0.03	0.07	0.04	0.10

Net income (loss) available to common stockholders	$0.00	$(0.08)	$(0.12)	$(0.18)

WEIGHTED AVERAGE SHARES - BASIC AND DILUTED	103,715	101,893	103,631	100,995

DIVIDENDS DECLARED PER COMMON SHARE	$0.045	$0.09	$0.135	$0.27

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES

FUNDS FROM OPERATIONS

(Unaudited, in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010

Net Income (Loss) Available to Common Stockholders	$188	$(8,382)	$(12,375)	$(18,550)
Depreciation and amortization:
Consolidated properties	12,891	13,115	38,310	39,094
Discontinued properties	478	881	1,973	3,361
Share of unconsolidated joint ventures	2,444	2,349	7,790	7,097
Depreciation of furniture, fixtures and equipment:
Consolidated properties	(388)	(441)	(1,323)	(1,470)
Discontinued properties	—	—	—	(5)
Share of unconsolidated joint ventures	(5)	(5)	(15)	(17)
Gain on sale of investment properties:
Consolidated	(59)	(58)	(177)	(1,875)
Discontinued properties, net of noncontrolling interest	(1,240)	(6,572)	(856)	(6,572)
Gain (loss) on sale of undepreciated investment properties	—	(1)	—	1,698

Funds From Operations Available to Common Stockholders	$14,309	$886	$33,327	$22,761

Per Common Share - Basic and Diluted:

Net Income (Loss) Available	$.00	$(.08)	$(.12)	$(.18)

Funds From Operations	$.14	$.01	$.32	$.23

Weighted Average Shares - Basic	103,715	101,893	103,631	100,995

Weighted Average Shares - Diluted	103,718	101,893	103,642	100,995

The table above shows Funds From Operations Available to Common Stockholders (“FFO”) and the related reconciliation to Net Income (Loss) Available to Common Stockholders for Cousins Properties Incorporated and Subsidiaries. The Company calculated FFO in accordance with the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition, which is net income (loss) available to common stockholders (computed in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable property, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis.

FFO is used by industry analysts and investors as a supplemental measure of an equity REIT’s operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. Management believes that the use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates operating performance in part based on FFO. Additionally, the Company uses FFO along with other measures, to assess performance in connection with evaluating and granting incentive compensation to its officers and other key employees.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except share and per share amounts)

	September 30, 2011	December 31, 2010
	(Unaudited)
ASSETS
PROPERTIES:
Operating properties, net of accumulated depreciation of $286,399 and $274,925 in 2011 and 2010, respectively	$826,015	$898,119
Projects under development	8,646	—
Land held for investment or future development	115,521	123,879
Residential lots	63,835	63,403
Other	738	2,994

Total properties	1,014,755	1,088,395

CASH AND CASH EQUIVALENTS	5,634	7,599
RESTRICTED CASH	5,514	15,521
NOTES AND OTHER RECEIVABLES, net of allowance for doubtful accounts of $5,423 and $6,287 in 2011 and 2010, respectively	50,610	48,395
INVESTMENT IN UNCONSOLIDATED JOINT VENTURES	181,947	167,108
OTHER ASSETS	35,916	44,264

TOTAL ASSETS	$1,294,376	$1,371,282

LIABILITIES AND EQUITY
NOTES PAYABLE	$462,134	$509,509
ACCOUNTS PAYABLE AND ACCRUED LIABILITIES	30,732	32,388
DEFERRED GAIN	4,039	4,216
DEPOSITS AND DEFERRED INCOME	16,766	18,029

TOTAL LIABILITIES	513,671	564,142

COMMITMENTS AND CONTINGENT LIABILITIES

REDEEMABLE NONCONTROLLING INTERESTS	9,386	14,289

STOCKHOLDERS’ INVESTMENT:
Preferred stock, 20,000,000 shares authorized, $1 par value:
7.75% Series A cumulative redeemable preferred stock, $25 liquidation preference; 2,993,090 shares issued and outstanding in 2011 and 2010	74,827	74,827
7.50% Series B cumulative redeemable preferred stock, $25 liquidation preference; 3,791,000 shares issued and outstanding in 2011 and 2010	94,775	94,775
Common stock, $1 par value, 250,000,000 shares authorized, 107,283,665 and 106,961,959 shares issued in 2011 and 2010, respectively	107,284	106,962
Additional paid-in capital	686,108	684,551
Treasury stock at cost, 3,570,082 shares in 2011 and 2010	(86,840)	(86,840)
Distributions in excess of cumulative net income	(140,553)	(114,196)

TOTAL STOCKHOLDERS’ INVESTMENT	735,601	760,079

Nonredeemable noncontrolling interests	35,718	32,772

TOTAL EQUITY	771,319	792,851

TOTAL LIABILITIES AND EQUITY	$1,294,376	$1,371,282

COUSINS PROPERTIES INCORPORATED

KEY PERFORMANCE INDICATORS

	2009	2010 1st	2010 2nd	2010 3rd	2010 4th	2010	2011 1st	2011 2nd	2011 3rd	2011 YTD

Property Statistics
Number of Operating Properties	38	38	38	38	41	41	40	40	39	39
Rentable Square Feet (in thousands)	14,113	14,078	14,078	13,869	14,156	14,156	13,747	13,749	13,342	13,342
Acres of Commercial Land (Company share)	569	539	479	482	510	510	510	510	506	506
Acres of Residential Land (Company share)	4,962	4,962	4,959	4,959	4,829	4,829	4,831	4,228	4,228	4,228
Number of Residential Lots Remaining to be Sold (Company Share)	4,632	4,594	4,559	4,531	3,684	3,684	3,667	3,632	3,600	3,600

Leverage Ratios (1)
Debt/Total Market Capitalization	46%	44%	46%	42%	40%	40%	39%	39%	46%	46%
Debt/Total Undepreciated Assets	38%	38%	36%	34%	35%	35%	34%	34%	33%	33%
Debt + Preferred/Total Market Capitalization	56%	53%	57%	53%	50%	50%	49%	48%	59%	59%
Debt + Preferred/Total Undepreciated Assets	47%	46%	45%	43%	43%	43%	43%	43%	42%	42%

Coverage Ratios (1)
Interest Coverage	1.92	2.61	2.26	2.40	2.89	2.53	2.76	2.74	3.28	2.91
Fixed Charges Coverage	1.40	1.89	1.66	1.63	1.97	1.78	1.76	1.71	2.02	1.82
Debt/Annualized EBITDA	9.03	6.95	7.28	7.03	6.13	6.51	6.88	7.11	6.09	4.27

Dividend Ratios (1)
FFO Payout Ratio	-46%	64%	115%	1034%	92%	111%	57%	43%	33%	42%
FFO Before Certain Charges Payout Ratio	105%	61%	87%	89%	61%	72%	40%	42%	32%	37%
FAD Payout Ratio	-40%	80%	213%	-202%	175%	224%	132%	294%	94%	139%
FAD Before Certain Charges Payout Ratio	160%	75%	133%	186%	88%	107%	65%	244%	92%	99%

Operations Ratios (1)
General and Administrative Expenses/Revenues Including Discontinued Operations	11.2%	11.5%	12.3%	11.7%	13.9%	12.3%	15.1%	13.5%	9.0%	12.6%
Annualized General and Administrative Expenses/Total Undepreciated Assets	1.3%	1.6%	1.3%	1.3%	1.6%	1.5%	1.5%	1.3%	0.9%	1.2%

(1)	See calculations and reconciliations of Non-GAAP financial measures.

COUSINS PROPERTIES INCORPORATED

FUNDS FROM OPERATIONS - SUMMARY

($ in thousands, except per share)

	2009	2010 1st	2010 2nd	2010 3rd	2010 4th	2010	2011 1st	2011 2nd	2011 3rd	2011 YTD
NET OPERATING INCOME
OFFICE	69,280	17,676	17,920	17,764	19,432	72,792	18,608	18,780	18,848	56,236
RETAIL	31,982	8,754	8,714	7,255	7,054	31,777	8,488	7,443	7,672	23,603
INDUSTRIAL	1,568	533	615	1,092	1,385	3,625	1,050	911	907	2,868
OTHER	26	18	59	15	4	96	1	—	—	1

TOTAL NET OPERATING INCOME	102,856	26,981	27,308	26,126	27,875	108,290	28,147	27,134	27,427	82,708

SALES LESS COST OF SALES
MULTI-FAMILY RESIDENTIAL	5,327	2,293	1,880	1,612	2,113	7,898	2,174	53	(2)	2,225
RESIDENTIAL LOTS	1,012	650	499	478	819	2,446	226	398	519	1,143
TRACTS AND OUTPARCEL	3,366	5,422	1,104	(3)	3,533	10,056	70	27	167	264
OTHER INVESTMENT PROPERTY	58	—	—	—	—	—	—	—	—	—

TOTAL SALES LESS COST OF SALES	9,763	8,365	3,483	2,087	6,465	20,400	2,470	478	684	3,632

FEE INCOME	11,840	3,544	3,728	3,966	3,205	14,443	3,385	3,435	3,909	10,729
THIRD PARTY MANAGEMENT AND LEASING REVENUES	21,966	4,794	4,485	4,724	4,974	18,977	4,088	4,605	5,398	14,091
OTHER INCOME	3,025	124	190	256	694	1,264	513	644	448	1,605

TOTAL FEE AND OTHER INCOME	36,831	8,462	8,403	8,946	8,873	34,684	7,986	8,684	9,755	26,425

THIRD PARTY MANAGEMENT AND LEASING EXPENSES	(17,878)	(4,958)	(4,214)	(4,122)	(4,099)	(17,393)	(4,093)	(4,080)	(4,241)	(12,414)

REIMBURSED EXPENSES	(5,378)	(1,859)	(1,398)	(1,392)	(1,648)	(6,297)	(1,512)	(1,371)	(1,866)	(4,749)

SEPARATION EXPENSES	(3,257)	(68)	(33)	(202)	(742)	(1,045)	(101)	(77)	(15)	(193)

GENERAL AND ADMINISTRATIVE EXPENSES	(26,198)	(8,017)	(6,763)	(6,172)	(7,565)	(28,517)	(7,400)	(6,133)	(4,295)	(17,828)

GAIN (LOSS) ON DEBT EXTINGUISHMENT AND INTEREST RATE SWAP	9,732	(592)	—	(9,235)	—	(9,827)	—	—	(74)	(74)

INTEREST EXPENSE	(45,328)	(10,680)	(11,233)	(9,889)	(9,630)	(41,432)	(8,736)	(8,505)	(7,813)	(25,054)

IMPAIRMENT LOSSES	(115,752)	—	(586)	—	(5,714)	(6,300)	(3,508)	(250)	—	(3,758)

OTHER EXPENSES	(16,674)	(996)	(3,363)	(1,563)	(121)	(6,043)	(1,400)	(1,353)	(1,814)	(4,567)

INCOME TAX (PROVISION) BENEFIT	(4,341)	1,146	(14)	(25)	(28)	1,079	64	(27)	180	217

DEPRECIATION AND AMORTIZATION OF NON-REAL ESTATE ASSETS	(3,428)	(577)	(468)	(447)	(419)	(1,911)	(568)	(377)	(393)	(1,338)

PREFERRED STOCK DIVIDENDS	(12,907)	(3,227)	(3,227)	(3,226)	(3,227)	(12,907)	(3,227)	(3,227)	(3,226)	(9,680)

FFO	(91,960)	13,980	7,895	886	10,020	32,781	8,122	10,896	14,309	33,327
WEIGHTED AVERAGE SHARES - BASIC	65,495	100,069	101,001	101,893	102,761	101,440	103,515	103,659	103,715	103,631
WEIGHTED AVERAGE SHARES - DILUTED	65,495	100,069	101,001	101,893	102,761	101,440	103,530	103,684	103,718	103,606
FFO PER SHARE- BASIC AND DILUTED	(1.40)	0.14	0.08	0.01	0.10	0.32	0.08	0.11	0.14	0.32

COUSINS PROPERTIES INCORPORATED

FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL

(in thousands, except per share amounts and percentages)

	2009	2010 1st	2010 2nd	2010 3rd	2010 4th	2010	2011 1st	2011 2nd	2011 3rd	2011 YTD
NET OPERATING INCOME
OFFICE:
CONSOLIDATED PROPERTIES :
TERMINUS 100	14,491	3,720	3,731	3,635	3,695	14,781	4,015	3,897	3,669	11,581
191 PEACHTREE TOWER	7,190	2,945	2,895	2,982	4,295	13,117	3,228	3,238	3,641	10,107
THE AMERICAN CANCER SOCIETY CENTER	13,062	2,675	2,736	2,796	2,611	10,818	2,771	2,995	2,927	8,693
MERIDIAN MARK PLAZA	3,822	917	924	910	935	3,686	895	946	1,021	2,862
LAKESHORE PARK PLAZA	2,186	561	521	527	594	2,203	546	505	490	1,541
THE POINTS AT WATERVIEW	2,050	460	540	447	480	1,927	415	423	523	1,361
555 NORTH POINT CENTER EAST	2,063	482	539	505	512	2,038	506	448	406	1,360
333 NORTH POINT CENTER EAST	1,606	417	415	422	419	1,673	419	456	375	1,250
200 NORTH POINT CENTER EAST	1,685	406	422	352	395	1,575	438	420	374	1,232
100 NORTH POINT CENTER EAST	1,391	319	459	373	373	1,524	307	373	346	1,026
600 UNIVERSITY PARK PLACE	1,553	418	349	322	437	1,526	182	300	352	834
INHIBITEX	896	224	222	225	225	896	225	224	224	673
GALLERIA 75	261	55	87	63	114	319	132	127	107	366
COSMOPOLITAN CENTER	554	115	126	110	164	515	106	95	(76)	125
OTHER	—	—	—	—	—	—	—	(4)	(3)	(7)

SUBTOTAL - OFFICE CONSOLIDATED	52,810	13,714	13,966	13,669	15,249	56,598	14,185	14,443	14,376	43,004

JOINT VENTURE PROPERTIES :
PALISADES WEST	4,968	1,215	1,240	1,223	1,334	5,012	1,511	1,512	1,511	4,534
EMORY UNIVERSITY HOSPITAL MIDTOWN MEDICAL OFFICE TOWER	3,616	894	904	963	918	3,679	933	992	960	2,885
TEN PEACHTREE PLACE	2,185	571	583	582	578	2,314	602	448	495	1,545
GATEWAY VILLAGE (A)	1,208	302	302	302	302	1,208	302	302	302	906
TERMINUS 200	68	16	12	19	15	62	14	67	140	221
PRESBYTERIAN MEDICAL PLAZA	58	—	(60)	50	29	19	14	15	18	47
OTHER	(53)	(22)	6	(18)	(18)	(52)	(19)	(14)	(20)	(53)

SUBTOTAL - OFFICE JOINT VENTURE	12,051	2,976	2,987	3,121	3,158	12,242	3,357	3,322	3,406	10,085

DISCONTINUED OPERATIONS :
ONE GEORGIA CENTER	4,305	1,029	1,025	1,027	1,020	4,101	1,067	1,009	1,071	3,147
8995 WESTSIDE PARKWAY	114	(43)	(58)	(53)	5	(149)	(1)	—	(5)	(6)
OTHER	—	—	—	—	—	—	—	6	—	6

SUBTOTAL - OFFICE DISCONTINUED	4,419	986	967	974	1,025	3,952	1,066	1,015	1,066	3,147

TOTAL - OFFICE NET OPERATING INCOME	69,280	17,676	17,920	17,764	19,432	72,792	18,608	18,780	18,848	56,236

COUSINS PROPERTIES INCORPORATED

FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL

(in thousands, except per share amounts and percentages)

	2009	2010 1st	2010 2nd	2010 3rd	2010 4th	2010	2011 1st	2011 2nd	2011 3rd	2011 YTD

RETAIL:
CONSOLIDATED PROPERTIES :
THE AVENUE FORSYTH	3,697	1,588	1,458	1,638	1,551	6,235	2,166	1,684	1,907	5,757
THE AVENUE WEBB GIN	5,583	1,484	1,214	1,307	1,290	5,295	1,463	1,322	1,239	4,024
THE AVENUE COLLIERVILLE (FORMERLY THE AVENUE CARRIAGE CROSSING)	4,800	1,082	1,503	1,396	1,257	5,238	1,254	1,023	970	3,247
TIFFANY SPRINGS MARKETCENTER	3,329	741	817	835	918	3,311	856	875	901	2,632
OTHER	—	—	—	—	—	—	—	(3)	(1)	(4)

SUBTOTAL - RETAIL CONSOLIDATED	17,409	4,895	4,992	5,176	5,016	20,079	5,739	4,901	5,016	15,656

JOINT VENTURE PROPERTIES :
THE AVENUE MURFREESBORO	3,995	1,071	1,117	1,082	1,135	4,405	1,233	1,153	1,140	3,526
CW INVESTMENTS	—	—	—	—	—	—	594	594	612	1,800
THE AVENUE EAST COBB	661	154	161	167	152	634	144	163	150	457
GREENBRIER MARKETCENTER	543	142	136	138	135	551	142	141	132	415
THE AVENUE WEST COBB	497	130	105	125	133	493	135	134	142	411
NORTH POINT MARKETCENTER	447	105	133	129	146	513	138	121	132	391
THE AVENUE VIERA	578	153	131	131	116	531	128	129	128	385
THE AVENUE PEACHTREE CITY	454	117	106	118	96	437	106	99	103	308
LOS ALTOS MARKETCENTER	205	56	40	52	72	220	84	10	60	154
VIERA MARKETCENTER	205	48	50	51	52	201	49	53	49	151
OTHER	—	—	—	—	—	—	—	(1)	(1)	(2)

SUBTOTAL - RETAIL JOINT VENTURE	7,585	1,976	1,979	1,993	2,037	7,985	2,753	2,596	2,647	7,996

DISCONTINUED OPERATIONS :
SAN JOSE MARKETCENTER	6,988	1,883	1,743	86	1	3,713	(4)	(54)	9	(49)

SUBTOTAL - RETAIL DISCONTINUED	6,988	1,883	1,743	86	1	3,713	(4)	(54)	9	(49)

TOTAL - RETAIL NET OPERATING INCOME	31,982	8,754	8,714	7,255	7,054	31,777	8,488	7,443	7,672	23,603

INDUSTRIAL :
KING MILL DISTRIBUTION PARK - BUILDING 3	1,047	339	418	470	558	1,785	537	529	534	1,600
LAKESIDE RANCH BUSINESS PARK - BUILDING 20	727	247	263	360	395	1,265	372	382	373	1,127

SUBTOTAL - INDUSTRIAL CONSOLIDATED	1,774	586	681	830	953	3,050	909	911	907	2,727

DISCONTINUED OPERATIONS :
JEFFERSON MILL BUSINESS PARK - BUILDING A	(206)	(53)	(66)	262	432	575	141	—	—	141

SUBTOTAL - INDUSTRIAL DISCONTINUED	(206)	(53)	(66)	262	432	575	141	—	—	141

TOTAL - INDUSTRIAL NET OPERATING INCOME	1,568	533	615	1,092	1,385	3,625	1,050	911	907	2,868

OTHER DISCONTINUED OPERATIONS NET OPERATING INCOME	(4)	—	—	—	—	—	—	—	—	—

OTHER CONSOLIDATED NET OPERATING INCOME	30	18	59	15	4	96	1	—	—	1

TOTAL NET OPERATING INCOME	102,856	26,981	27,308	26,126	27,875	108,290	28,147	27,134	27,427	82,708

COUSINS PROPERTIES INCORPORATED

FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL

(in thousands, except per share amounts and percentages)

	2009	2010 1st	2010 2nd	2010 3rd	2010 4th	2010	2011 1st	2011 2nd	2011 3rd	2011 YTD

SALES LESS COST OF SALES
MULTI-FAMILY SALES LESS COST OF SALES - CONSOLIDATED	5,212	2,176	1,835	1,447	1,967	7,425	2,157	20	—	2,177
MULTI-FAMILY SALES LESS COST OF SALES - JOINT VENTURES	115	117	45	165	146	473	17	33	(2)	48

SUBTOTAL - MULTI-FAMILY SALES LESS COST OF SALES	5,327	2,293	1,880	1,612	2,113	7,898	2,174	53	(2)	2,225

LOT SALES LESS COST OF SALES - CONSOLIDATED	481	130	41	81	322	574	46	4	7	57
LOT SALES LESS COST OF SALES - JOINT VENTURES	531	520	458	397	497	1,872	180	394	512	1,086

SUBTOTAL - LOT SALES LESS COST OF SALES	1,012	650	499	478	819	2,446	226	398	519	1,143

TRACT SALES LESS COST OF SALES - CONSOLIDATED	1,185	697	1,002	(1)	(1)	1,697	—	—	—	—
TRACT SALES LESS COST OF SALES - JOINT VENTURES	264	46	102	2	3,457	3,607	20	27	167	214
OUTPARCEL SALES LESS COST OF SALES - CONSOLIDATED	1,917	4,593	—	—	77	4,670	50	—	—	50
OUTPARCEL SALES LESS COST OF SALES - JOINT VENTURE	—	86	—	(4)	—	82	—	—	—	—

SUBTOTAL - TRACT AND OUTPARCEL SALES LESS COST OF SALES	3,366	5,422	1,104	(3)	3,533	10,056	70	27	167	264
SUBTOTAL - INDUSTRIAL CONSOLIDATED
OTHER INVESTMENT PROPERTY LESS COST OF SALES - CONSOLIDATED	58	—	—	—	—	—	—	—	—	—

TOTAL SALES LESS COST OF SALES	9,763	8,365	3,483	2,087	6,465	20,400	2,470	478	684	3,632

FEE INCOME
DEVELOPMENT FEES	2,317	356	493	663	501	2,013	532	612	994	2,138
MANAGEMENT FEES (B)	8,729	2,748	2,199	2,230	2,485	9,662	2,377	2,176	2,198	6,751
LEASING & OTHER FEES	794	440	1,036	1,073	219	2,768	476	647	717	1,840

TOTAL - FEE INCOME	11,840	3,544	3,728	3,966	3,205	14,443	3,385	3,435	3,909	10,729

THIRD PARTY MANAGEMENT AND LEASING REVENUES
DEVELOPMENT FEES	1,042	249	285	293	412	1,239	249	271	266	786
MANAGEMENT FEES (B)	15,914	3,690	3,437	3,239	3,173	13,539	3,359	3,341	3,136	9,836
LEASING & OTHER FEES	5,010	855	763	1,192	1,389	4,199	480	993	1,996	3,469

TOTAL - THIRD PARTY MANAGEMENT AND LEASING REVENUES	21,966	4,794	4,485	4,724	4,974	18,977	4,088	4,605	5,398	14,091

OTHER INCOME
TERMINATION FEES	1,717	8	33	26	447	514	394	369	368	1,131
INTEREST AND OTHER INCOME - CONTINUING OPERATIONS	1,255	116	138	219	242	715	119	187	80	386
INTEREST AND OTHER INCOME - DISCONTINUED OPERATIONS	53	—	19	11	5	35	—	88	—	88

TOTAL INTEREST INCOME & OTHER	3,025	124	190	256	694	1,264	513	644	448	1,605

TOTAL FEE AND OTHER INCOME	36,831	8,462	8,403	8,946	8,873	34,684	7,986	8,684	9,755	26,425

THIRD PARTY MANAGEMENT AND LEASING EXPENSES	(17,878)	(4,958)	(4,214)	(4,122)	(4,099)	(17,393)	(4,093)	(4,080)	(4,241)	(12,414)

REIMBURSED EXPENSES	(5,378)	(1,859)	(1,398)	(1,392)	(1,648)	(6,297)	(1,512)	(1,371)	(1,866)	(4,749)

SEPARATION EXPENSES	(3,257)	(68)	(33)	(202)	(742)	(1,045)	(101)	(77)	(15)	(193)

GENERAL AND ADMINISTRATIVE EXPENSES	(26,198)	(8,017)	(6,763)	(6,172)	(7,565)	(28,517)	(7,400)	(6,133)	(4,295)	(17,828)

GAIN (LOSS) ON DEBT EXTINGUISHMENT AND INTEREST RATE SWAP	9,732	(592)	—	(9,235)	—	(9,827)	—	—	(74)	(74)

COUSINS PROPERTIES INCORPORATED

FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL

(in thousands, except per share amounts and percentages)

	2009	2010 1st	2010 2nd	2010 3rd	2010 4th	2010	2011 1st	2011 2nd	2011 3rd	2011 YTD
INTEREST EXPENSE
CONSOLIDATED DEBT:
THE AMERICAN CANCER SOCIETY CENTER	(8,982)	(2,215)	(2,240)	(2,263)	(2,264)	(8,982)	(2,215)	(2,240)	(2,264)	(6,719)
TERMINUS 100	(11,208)	(2,802)	(2,802)	(2,802)	(2,729)	(11,135)	(1,842)	(1,835)	(1,829)	(5,506)
CREDIT FACILITY, UNSECURED (LIBOR LIBOR + 1.75% to 2.25%)	(8,599)	(1,037)	(1,277)	(1,528)	(1,393)	(5,235)	(1,475)	(1,480)	(1,665)	(4,620)
MERIDIAN MARK PLAZA	(1,886)	(465)	(462)	(425)	(411)	(1,763)	(409)	(408)	(407)	(1,224)
333 & 555 NORTH POINT CENTER EAST	(1,966)	(482)	(479)	(475)	(470)	(1,906)	(471)	(317)	—	(788)
THE POINTS AT WATERVIEW	(1,007)	(248)	(247)	(245)	(243)	(983)	(242)	(240)	(239)	(721)
600 UNIVERSITY PARK PLACE	(950)	(235)	(234)	(232)	(232)	(933)	(230)	(229)	(100)	(559)
LAKESHORE PARK PLAZA	(1,132)	(280)	(278)	(278)	(276)	(1,112)	(275)	(273)	—	(548)
100 NORTH POINT CENTER EAST	(681)	(170)	(170)	(170)	(169)	(679)	(169)	(168)	(167)	(504)
200 NORTH POINT CENTER EAST	(681)	(170)	(170)	(170)	(169)	(679)	(169)	(168)	(167)	(504)
OTHER	(1,945)	(61)	(61)	(58)	(55)	(235)	(47)	—	—	(47)
UNSECURED TERM LOAN (LIBOR + 0.70% to 1.20%)	(6,092)	(1,616)	(1,866)	(56)	—	(3,538)	—	—	—	—
CAPITALIZED	3,736	—	—	—	—	—	—	—	237	237

SUBTOTAL - CONSOLIDATED	(41,393)	(9,781)	(10,286)	(8,702)	(8,411)	(37,180)	(7,544)	(7,358)	(6,601)	(21,503)

JOINT VENTURE DEBT :
THE AVENUE MURFREESBORO	(861)	(197)	(251)	(489)	(472)	(1,409)	(458)	(417)	(484)	(1,359)
EMORY UNIVERSITY HOSPITAL MIDTOWN MEDICAL OFFICE TOWER	(1,501)	(371)	(369)	(367)	(365)	(1,472)	(364)	(361)	(359)	(1,084)
TEN PEACHTREE PLACE	(766)	(189)	(189)	(188)	(186)	(752)	(184)	(183)	(182)	(549)
TERMINUS 200	—	—	(3)	(34)	(118)	(155)	(89)	(93)	(98)	(280)
THE AVENUE EAST COBB	(339)	(84)	(83)	(57)	(22)	(246)	(49)	(49)	(49)	(147)
TEMCO ASSOCIATES	(122)	(26)	(27)	(27)	(29)	(109)	(26)	(26)	(25)	(77)
CL REALTY	(215)	(32)	(25)	(25)	(27)	(109)	(22)	(18)	(15)	(55)
OTHER	(130)	—	—	—	—	—	—	—	—	—

SUBTOTAL - JOINT VENTURE	(3,934)	(899)	(947)	(1,187)	(1,219)	(4,252)	(1,192)	(1,147)	(1,212)	(3,551)

TOTAL INTEREST EXPENSE	(45,328)	(10,680)	(11,233)	(9,889)	(9,630)	(41,432)	(8,736)	(8,505)	(7,813)	(25,054)

IMPAIRMENT LOSSES

IMPAIRMENT LOSS - CONSOLIDATED	(40,512)	—	(586)	—	(1,968)	(2,554)	(3,508)	—	—	(3,508)
IMPAIRMENT LOSS - OTHER	(24,182)	—	—	—	(3,746)	(3,746)	—	—	—	—
IMPAIRMENT LOSS - JOINT VENTURE INVESTMENTS	(51,058)	—	—	—	—	—	—	(250)	—	(250)

TOTAL - IMPAIRMENT LOSSES	(115,752)	—	(586)	—	(5,714)	(6,300)	(3,508)	(250)	—	(3,758)

OTHER EXPENSES
PROPERTY TAXES & OTHER HOLDING COSTS	(4,830)	(825)	(834)	(805)	(694)	(3,158)	(803)	(555)	(522)	(1,880)
PREDEVELOPMENT & OTHER	(8,313)	(37)	(2,168)	(104)	1,051	(1,258)	(59)	(117)	(266)	(442)
MINORITY INTEREST EXPENSE	(2,252)	(526)	(584)	(696)	(734)	(2,540)	(581)	(681)	(613)	(1,875)
OTHER - JOINT VENTURE	(1,279)	393	223	42	256	914	43	—	(413)	(370)

TOTAL - OTHER EXPENSES	(16,674)	(995)	(3,363)	(1,563)	(121)	(6,042)	(1,400)	(1,353)	(1,814)	(4,567)

INCOME TAX (PROVISION) BENEFIT	(4,341)	1,146	(14)	(25)	(28)	1,079	64	(27)	180	217

DEPRECIATION AND AMORTIZATION OF NON-REAL ESTATE ASSETS
CONSOLIDATED	(3,366)	(567)	(462)	(441)	(414)	(1,884)	(563)	(372)	(388)	(1,323)
DISCONTINUED OPERATIONS	(16)	(4)	(1)	—	—	(5)	—	—	—	—
SHARE OF UNCONSOLIDATED JOINT VENTURES	(46)	(6)	(6)	(5)	(5)	(22)	(5)	(5)	(5)	(15)

TOTAL - NON-REAL ESTATE DEPRECIATION AND AMORTIZATION	(3,428)	(577)	(469)	(446)	(419)	(1,911)	(568)	(377)	(393)	(1,338)

PREFERRED STOCK DIVIDENDS	(12,907)	(3,227)	(3,227)	(3,226)	(3,227)	(12,907)	(3,227)	(3,227)	(3,226)	(9,680)

FFO	(91,960)	13,980	7,895	886	10,020	32,781	8,122	10,896	14,309	33,327
WEIGHTED AVERAGE SHARES - BASIC	65,495	100,069	101,001	101,893	102,761	101,440	103,515	103,659	103,715	103,631
WEIGHTED AVERAGE SHARES - DILUTED	65,495	100,069	101,001	101,893	102,761	101,440	103,530	103,684	103,718	103,642
FFO PER SHARE - BASIC AND DILUTED	(1.40)	0.14	0.08	0.01	0.10	0.32	0.08	0.11	0.14	0.32

(A)	Gateway Village debt is non-recourse to the Company and the Company receives an 11.46% current return on its investment in Gateway Village of $10.4 million. Upon liquidation of the venture, the Company will receive up to an 17% internal rate of return on its investment. Based on the nature of the investment, this debt is excluded from total debt in the Company’s credit facility financial covenant calculations.
(B)	Management Fees include reimbursements from third parties and joint ventures.

COUSINS PROPERTIES INCORPORATED

PORTFOLIO LISTING

OPERATING PROPERTIES

As of and For the Three Months ended September 30, 2011

					Company Share
	Property Description	Metropolitan Area	Rentable Square Feet	Company’s Ownership Interest	Percent Leased (previous Quarter)	Percent Leased (current Quarter)	Weighted Average Occupancy (1)	% of Total Net Operating Income	Property Level Debt ($000)
I.	OFFICE PROPERTIES
	Terminus 100	Atlanta	655,000	100.00%	97%	97%	97%	14%	138,695
	191 Peachtree Tower	Atlanta	1,221,000	100.00%	80%	80%	79%	14%	—
	The American Cancer Society Center	Atlanta	996,000	100.00%	91%	91%	91%	11%	136,000
	Meridian Mark Plaza	Atlanta	160,000	100.00%	97%	97%	97%	4%	26,640
	Emory University Hospital Midtown Medical Office Tower	Atlanta	358,000	50.00%	100%	100%	100%	4%	23,953
	555 North Point Center East	Atlanta	152,000	100.00%	98%	98%	98%	3%	—
	Ten Peachtree Place (2)	Atlanta	260,000	50.00%	100%	100%	99%	2%	13,171
	333 North Point Center East	Atlanta	130,000	100.00%	98%	98%	98%	1%	—
	200 North Point Center East	Atlanta	130,000	100.00%	100%	88%	96%	1%	12,284
	100 North Point Center East	Atlanta	128,000	100.00%	94%	89%	93%	1%	12,284
	Inhibitex	Atlanta	51,000	100.00%	100%	100%	100%	1%	—
	Terminus 200 (2)	Atlanta	566,000	20.00%	85%	87%	45%	0%	11,085
	Galleria 75	Atlanta	111,000	100.00%	67%	71%	68%	0%	—
	Cosmopolitan Center (3)	Atlanta	51,000	100.00%	88%	94%	89%	0%	—

	GEORGIA		4,969,000		90%	89%	88%	56%	374,112

	Palisades West	Austin	373,000	50.00%	97%	99%	97%	6%	—
	The Points at Waterview	Dallas	203,000	100.00%	84%	84%	84%	2%	16,252

	TEXAS		576,000		90%	91%	90%	8%	16,252

	Lakeshore Park Plaza (4)	Birmingham	197,000	100.00%	91%	95%	90%	2%	—
	600 University Park Place (4)	Birmingham	123,000	100.00%	89%	89%	80%	1%	—

	ALABAMA		320,000		90%	93%	86%	3%	—

	Gateway Village (2)	Charlotte	1,065,000	50.00%	100%	100%	100%	1%	43,332
	Presbyterian Medical Plaza	Charlotte	69,000	11.50%	78%	84%	78%	0%	—

	NORTH CAROLINA		1,134,000		100%	100%	100%	1%	43,332

	TOTAL OFFICE PROPERTIES		6,999,000		91%	91%	89%	68%	433,696

II.	RETAIL PROPERTIES
	The Avenue Forsyth (4)	Atlanta	524,000	100.00%	88%	91%	72%	7%	—
	The Avenue Webb Gin	Atlanta	322,000	100.00%	90%	91%	89%	5%	—
	The Avenue West Cobb	Atlanta	256,000	11.50%	97%	97%	97%	1%	—
	The Avenue East Cobb	Atlanta	230,000	11.50%	95%	85%	89%	1%	4,161
	North Point MarketCenter	Atlanta	401,000	10.32%	99%	100%	91%	1%	—
	The Avenue Peachtree City	Atlanta	183,000	11.50%	91%	93%	91%	0%	—

	GEORGIA		1,916,000		90%	91%	80%	15%	4,161

	The Avenue Collierville (4) (Formerly The Avenue Carriage Crossing)	Memphis	511,000	100.00%	89%	88%	88%	4%	—
	The Avenue Murfreesboro	Nashville	751,000	50.00%	86%	87%	86%	4%	49,917
	Mt. Juliet Village (2)	Nashville	91,000	50.50%	77%	80%	77%	1%	3,106
	The Shops of Lee Village (2)	Nashville	74,000	50.50%	79%	81%	79%	1%	2,803
	Creek Plantation Village (2)	Chattanooga	78,000	50.50%	91%	93%	91%	0%	3,143

	TENNESSEE		1,505,000		87%	87%	86%	10%	58,969

	Tiffany Springs MarketCenter (4)	Kansas City	238,000	100.00%	82%	83%	83%	3%	—

	MISSOURI		238,000		82%	83%	83%	3%	—

	Highland City Town Center (2)	Lakeland	96,000	50.50%	87%	87%	87%	1%	5,414
	The Avenue Viera	Viera	332,000	11.50%	96%	96%	96%	0%	—
	Viera MarketCenter	Viera	178,000	11.50%	100%	99%	96%	0%	—

	FLORIDA		606,000		93%	93%	92%	1%	5,414

	Greenbrier MarketCenter	Chesapeake	376,000	10.32%	100%	100%	100%	0%	—

	VIRGINIA		376,000		100%	100%	100%	0%	—

	Los Altos MarketCenter	Long Beach	157,000	10.32%	100%	100%	87%	0%	—

	CALIFORNIA		157,000		100%	100%	87%	0%	—

	TOTAL RETAIL PROPERTIES		4,798,000		88%	89%	84%	29%	68,544

COUSINS PROPERTIES INCORPORATED

PORTFOLIO LISTING

OPERATING PROPERTIES

As of and For the Three Months ended September 30, 2011

					Company Share
	Property Description	Metropolitan Area	Rentable Square Feet	Company’s Ownership Interest	Percent Leased (previous Quarter)	Percent Leased (current Quarter)	Weighted Average Occupancy (1)	% of Total Net Operating Income	Property Level Debt ($000)

III.	INDUSTRIAL PROPERTIES
	King Mill Distribution Park - Building 3 (4)	Atlanta	796,000	100.00%	100%	100%	100%	2%	—

	GEORGIA		796,000		100%	100%	100%	2%	—

	Lakeside Ranch Business Park - Building 20 (4)	Dallas	749,000	100.00%	91%	91%	77%	1%	—

	TEXAS		749,000		91%	91%	77%	1%	—

	TOTAL INDUSTRIAL PROPERTIES		1,545,000		96%	96%	89%	3%	—

	TOTAL PORTFOLIO		13,342,000		91%	91%	88%	100%	502,240

(1)	Weighted average occupancy represents an average of the square footage occupied at the property during the quarter.
(2)	This property is owned through a joint venture with a third party who has contributed equity, but the equity ownership and the allocation of the results of operations and/or gain on sale may be disproportionate.
(3)	An approximately 33,000 square foot building at this property was taken out of operations. Therefore, the total property square footage was reduced by this amount.
(4)	This property is shown as 100% as it is owned through a consolidated joint venture. The joint venture is with a third party who has contributed equity and the joint venture partner may receive distributions from the venture in connection with its equity ownership.

COUSINS PROPERTIES INCORPORATED

SAME PROPERTY PERFORMANCE (1)

($ in thousands)

	Three Months Ended			Q3 ’11 vs Q3 ’10 % Change	Q3 ’11 vs Q2 ’11 % Change
	September 30, 2011	September 30, 2010	June 30, 2011

Rental Property Revenues (2)
Office	30,598	29,308	29,821	4.4%	2.6%
Retail	10,912	10,412	10,924	4.8%	-0.1%

Total Rental Property Revenues	41,510	39,720	40,745	4.5%	1.9%

Rental Property Operating Expenses (2)
Office	12,854	12,664	12,199	1.5%	5.4%
Retail	3,859	3,243	4,016	19.0%	-3.9%

Total Rental Property Operating Expenses	16,714	15,907	16,215	5.1%	3.1%

Same Property Net Operating Income
Office	17,744	16,644	17,622	6.6%	0.7%
Retail	7,053	7,169	6,908	-1.6%	2.1%

Total Same Property Net Operating Income	24,796	23,814	24,530	4.1%	1.1%

	Three Months Ended			Q3 ’11 vs Q3 ’10 % Change	Q3 ’11 vs Q2 ’11 % Change
	September 30, 2011	September 30, 2010	June 30, 2011

Cash Basis Same Property Net Operating Income (3)
Office	15,353	15,755	15,686	-2.6%	-2.1%
Retail	6,882	6,898	6,679	-0.2%	3.0%

Total Cash Basis Same Property Net Operating Income	22,235	22,653	22,366	-1.8%	-0.6%

	Nine Months Ended		% Change
	September 30, 2011	September 30, 2010

Rental Property Revenues (2)
Office	89,446	86,647	3.2%
Retail	32,733	31,557	3.7%

Total Rental Property Revenues	122,180	118,204	3.4%

Rental Property Operating Expenses
Office	36,639	36,534	0.3%
Retail	11,275	10,545	6.9%

Total Rental Property Operating Expenses	47,914	47,079	1.8%

Same Property Net Operating Income
Office	52,808	50,114	5.4%
Retail	21,458	21,012	2.1%

Total Same Property Net Operating Income	74,266	71,126	4.4%

	Nine Months Ended		% Change
	September 30, 2011	September 30, 2010

Cash Basis Same Property Net Operating Income (3)
Office	47,133	47,613	-1.0%
Retail	20,742	20,176	2.8%

Total Cash Basis Same Property Net Operating Income	67,875	67,790	0.1%

(1)	Same Properties include those office and retail properties that were operational on January 1, 2010, excluding properties subsequently sold.
(2)	Rental Property Revenues and Expenses includes rental property revenues and expenses of the Company and its share of unconsolidated joint ventures.
(3)	Cash Basis Same Property Net Operating Income includes that of the Company and its share of unconsolidated joint ventures. It represents Net Operating Income excluding straight-line rents, amortization of lease inducements and amortization of acquired above and below market rents.

COUSINS PROPERTIES INCORPORATED

SQUARE FEET EXPIRING

As of September 30, 2011

OFFICE

As of September 30, 2011, the Company’s office portfolio included 20 commercial office buildings. The weighted average remaining lease term of these office buildings was approximately eight years as of September 30, 2011. Most of the major tenant leases in these buildings provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020 & Thereafter	Total

Company Share
Square Feet Expiring	209,025	168,292	329,341	243,158	427,850	702,551	503,823	311,777	255,461	1,796,850	4,948,128
% of Leased Space	5%	3%	7%	5%	9%	14%	10%	6%	5%	36%	100%
Annual Contractual Rent ($000’s) (1)	$3,131	$3,081	$7,244	$5,075	$9,181	$13,595	$13,004	$8,709	$6,468	$43,700	$113,188
Annual Contractual Rent/Sq. Ft. (1)	$14.98	$18.31	$22.00	$20.87	$21.46	$19.35	$25.81	$27.93	$25.32	$24.32	$22.87

RETAIL

As of September 30, 2011, the Company’s retail portfolio included 17 retail properties. The weighted average remaining lease term of these retail properties was approximately eight years as of September 30, 2011. Most of the major tenant leases in these retail properties provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020 & Thereafter	Total

Company Share
Square Feet Expiring (2)	32,090	81,633	71,198	98,271	97,379	288,225	146,076	328,656	325,956	644,592	2,114,076
% of Leased Space	2%	4%	3%	5%	5%	14%	7%	16%	15%	30%	100%
Annual Contractual Rent ($000’s) (1)	$613	$1,304	$1,727	$1,982	$2,193	$6,463	$3,501	$7,376	$6,943	$8,068	$40,170
Annual Contractual Rent/Sq. Ft. (1)	$19.11	$15.97	$24.25	$20.17	$22.52	$22.42	$23.97	$22.44	$21.30	$12.52	$19.00

(1)	Annual Contractual Rent shown is the estimated rate in the year of expiration. It includes the minimum contractual rent paid by the tenant which, in most of the office leases, includes a base year of operating expenses.
(2)	Certain leases contain termination options, with or without penalty, if co-tenancy clauses or sales volume levels are not achieved. The expiration date per the lease is used for these leases in the above table, although early termination is possible.

COUSINS PROPERTIES INCORPORATED

TOP 20 TENANTS

As of September 30, 2011

	Tenant (1)	Product Type	Company Share of Annualized Base Rent (2)	Average Remaining Lease Term (Years)

1.	Deloitte & Touche	Office	4.6%	12.7
2.	American Cancer Society	Office	3.4%	10.8
3.	US South Communications (3)	Office	3.4%	7.1
4.	AGL Services Company	Office	2.5%	14.8
5.	Internap Network Services	Office	2.4%	8.6
6.	MedAssets Net Revenue Systems, LLC	Office	2.0%	3.5
7.	Dimensional Fund Advisors	Office	2.0%	12.0
8.	Morgan Stanley	Office	1.8%	7.0
9.	Briggs & Stratton Corporation	Industrial	1.7%	3.0
10.	CB Richard Ellis, Inc.	Office	1.6%	7.8
11.	Bank of America (4)	Office	1.5%	5.2
12.	Emory University	Office	1.4%	5.4
13.	Northside Hospital	Office	1.3%	3.2
14.	Bombardier Aerospace Corporation	Office	1.3%	11.4
15.	Georgia Lottery Corporation	Office	1.3%	11.8
16.	Wells Fargo Bank, N.A.	Office	1.3%	4.5
17.	Cumulus Media, Inc.	Office	1.2%	6.2
18.	Premiere Global Services, Inc.	Office	1.2%	6.9
19.	Barnes & Noble	Retail	1.2%	5.5
20.	Limited Brands	Retail	1.1%	4.4

			38.1%	8.4

(1)	In some cases, the actual tenant may be an affiliate of the entity shown.
(2)	Annualized Base Rent represents the annualized minimum rent paid by the tenant as of the date of this report. If the tenant is in a free rent period as of the date of this report, Annualized Base Rent represents the annualized minimum contractual rent the tenant will pay in the first month it is required to pay rent.
(3)	Approximately 84,000 of the square footage leased and occupied is on a month to month lease and will be terminated once tenant completes build out of new space.
(4)	The Company’s economic exposure for this tenant is limited through a joint venture arrangement to a fixed return.

NOTE:	This schedule includes tenants whose leases have commenced and/or have taken occupancy. Leases that have been signed but have not commenced are excluded from this schedule.

COUSINS PROPERTIES INCORPORATED

DEVELOPMENT PIPELINE (1)

As of September 30, 2011

($ in thousands)

Project	Location	Cousins’ Ownership %		Estimated Project Cost (2)	Project Cost Incurred to Date	Number of Apartment Units/Square Feet	% Leased	Estimated Opening (3)	Estimated Stabilization(4)

Emory Point (Phase I)	Atlanta, GA	75%		$102,300	$22,800

Apartments	—	—		—	—	443	N/A	3Q 12	2Q 14
Retail	—	—		—	—	80,000	33%	4Q 12	2Q 13

Mahan Village	Tallahassee, FL	100	% (5)	$24,500	$8,645

Retail	—	—		—	—	147,000	77%	4Q 12	3Q 14

(1)	This schedule shows projects currently under active development through the point of stabilization. Amounts included in the estimated project cost column represent the estimated costs of the project through stabilization. Significant estimation is required to derive these costs and the final costs may differ from these estimates. The projected dates for opening and stabilization are also estimates and are subject to change as the project proceeds through the development process.
(2)	Amount represents 100% of the estimated project cost. The projects are being funded with a combination of equity from the partners and $61.1 million and $15 million construction loans for Emory Point and Mahan Village, respectively. The projects will be funded by equity contributions until the partners have contributed their required equity amounts. All subsequent funding is expected to come from the construction loans. As of September 30, 2011, $1,000 was outstanding under both construction loans.
(3)	Estimated opening represents the quarter within which the Company estimates the first retail space to be open for operations and the quarter the Company estimates apartment units to be occupied.
(4)	Estimated stabilization represents the quarter within which the Company estimates it will achieve 95% economic occupancy on the retail space and 93% on the apartments.
(5)	Company’s ownership interest is shown at 100% as Mahan Village is owned in a joint venture which is consolidated with the Company. The partner is entitled to a share of the profits after the Company’s capital is recovered.

COUSINS PROPERTIES INCORPORATED

INVENTORY OF COMMERCIAL LAND HELD

As of September 30, 2011

Property Description	Metropolitan Area	Company’s Ownership Interest	Developable Land Area (Acres)	Cost Basis ($000) (1)

Wildwood Office Park	Atlanta	50.00%	36	$21,186

Terminus	Atlanta	100.00%	4	12,654	(2)

615 Peachtree Street	Atlanta	100.00%	2	12,492	(2)

King Mill Distribution Park	Atlanta	100.00%	86	10,089	(2)

Jefferson Mill Business Park	Atlanta	100.00%	117	9,196	(2)

549 / 555 / 557 Peachtree Street	Atlanta	100.00%	1	8,794	(2)

North Point	Atlanta	100.00%	42	6,686	(2)

The Avenue Forsyth (3)	Atlanta	88.50%	11	5,283	(2)

Wildwood Office Park	Atlanta	100.00%	23	1,014	(2)

The Avenue Webb Gin (3)	Atlanta	100.00%	2	946	(2)

Georgia			324	88,340

Round Rock Land	Austin	100.00%	60	17,115	(2)

Lakeside Ranch Business Park (4)	Dallas	100.00%	51	9,821	(2)

Research Park V	Austin	100.00%	6	4,968	(2)

Lancaster (4)	Dallas	100.00%	47	4,844	(2)

Texas			164	36,748

The Avenue Murfreesboro (3) (4)	Nashville	50.00%	6	4,099

The Avenue Collierville (Formerly The Avenue Carriage Crossing) (3) (4)	Memphis	100.00%	2	1,969	(2)

The Shops of Lee Village (3) (4)	Nashville	50.50%	6	1,944

Tennessee			14	8,012

Highland City Town Center (3) (4)	Lakeland	50.50%	56	5,469

Florida			56	5,469

TOTAL COMMERCIAL LAND HELD			558	$138,569

COMPANY’S SHARE OF TOTAL			506	$111,664

(1)	Cost Basis reflects the Company’s basis for consolidated properties and the venture’s basis for joint venture properties. In some cases, the Company’s share of a venture’s basis may be different than the Company’s investment due to capitalization of costs and impairments at the Company’s investment level.
(2)	The cost basis of these consolidated properties aggregates to $105,871,000. Including the basis of the Blalock acreage of $9,650,000, which is included on the Inventory of Lots and Acres in Residential Projects schedule, these properties total $115,521,000, which is reflected on the Condensed Consolidated Balance Sheet.
(3)	Land is adjacent to an existing retail center and will either be sold or developed as an additional phase of the retail center.
(4)	This project is owned through a joint venture with a third party who has contributed equity, but the equity ownership and the allocation of the results of operations and/or gain on sale most likely will be disproportionate.

COUSINS PROPERTIES INCORPORATED

INVENTORY OF LOTS AND TRACTS IN RESIDENTIAL PROJECTS

As of September 30, 2011

		Company’s	Lots			Tracts (2)		Cost
		Ownership	Estimated to	Total	Remaining	Sold since		Basis
Description	Metropolitan Area	Interest	be Developed (1)	Sold	to be Sold	Inception	Remaining	($000’s) (3)

Blalock Lakes (6)	Atlanta	100.00%	154	21	133	—	1,205	$49,721	(4)

The Georgian	Atlanta	37.50%	1,385	289	1,096	—	—	23,637

Seven Hills	Atlanta	50.00%	1,093	641	452	1,070	113	16,480

Callaway Gardens (5) (6)	Pine Mountain	100.00%	559	30	529	—	—	15,704	(4)

Paulding County	Atlanta	50.00%	—	—	—	783	5,712	14,810

West Park	Atlanta	50.00%	84	21	63	—	—	5,332

The Lakes at Cedar Grove	Atlanta	100.00%	906	727	179	—	—	4,655	(4)

Tillman Hall	Atlanta	100.00%	29	7	22	—	—	2,534	(4)

Harris Place	Atlanta	50.00%	27	18	9	—	—	652

River’s Call	Atlanta	100.00%	107	95	12	—	—	483	(4)

Longleaf at Callaway (6)	Pine Mountain	100.00%	138	125	13	—	—	390	(4)

Bentwater	Atlanta	50.00%	1,676	1,671	5	—	—	16

Georgia			6,158	3,645	2,513	1,853	7,030	134,414

Southern Trails	Houston	40.00%	1,027	475	552	114	—	16,892

Long Meadow Farms	Houston	18.75%	2,083	838	1,245	133	113	11,979

Waterford Park	Houston	50.00%	210	—	210	—	90	8,713

Padre Island	Corpus Christi	50.00%	—	—	—	—	15	7,545

Village Park	Dallas/Fort Worth	50.00%	571	368	203	3	2	7,010

Summer Lakes	Houston	50.00%	1,130	382	748	56	—	6,761

Bar C Ranch	Dallas/Fort Worth	50.00%	1,199	269	930	—	—	6,476

Stonewall Estates	San Antonio	25.00%	388	280	108	—	—	5,408

Summer Creek Ranch	Dallas/Fort Worth	50.00%	1,274	806	468	624	71	4,975

Stillwater Canyon	Dallas/Fort Worth	50.00%	335	225	110	—	—	2,325

Village Park North	Dallas/Fort Worth	50.00%	189	73	116	23	—	2,278

Texas			8,406	3,716	4,690	953	291	80,362

Bridle Path Estates	Tampa/St. Petersburg	50.00%	87	—	87	—	—	3,028

Creekside Oaks	Tampa/St. Petersburg	50.00%	301	172	129	—	—	2,855

Manatee River Plantation	Tampa/St. Petersburg	50.00%	457	348	109	—	—	2,127

Florida			845	520	325	—	—	8,010

TOTAL INVENTORY OF LOTS AND TRACTS IN RESIDENTIAL PROJECTS			15,409	7,881	7,528	2,806	7,321	$222,786

COMPANY SHARE OF TOTAL			7,627	4,028	3,600	1,350	4,228	$131,409

(1)	This estimate represents the total projected development capacity for a development on owned land currently anticipated to be developed as lots. The lot numbers shown include lots currently developed or to be developed over time, based on management’s current estimates, and lots sold to date from inception of development.
(2)	Tracts represents acres of land that may be sold to third parties in large tracts for residential, multi-family or commercial development.
(3)	Cost Basis reflects the Company’s basis for consolidated properties and the venture’s basis for joint venture properties. In some cases, the Company’s share of a venture’s basis may be different than the Company’s investment due to capitalization of costs and impairments at the Company’s investment level.
(4)	The cost basis of these consolidated properties aggregates to $73,487,000. Excluding the basis of the Blalock acreage of $9,650,000, these properties total $63,835,000, which is reflected on the Condensed Consolidated Balance Sheet.
(5)	Company’s ownership interest is shown at 100% as Callaway Gardens is owned in a joint venture which is consolidated with the Company. The partner is entitled to a share of the profits after the Company’s capital is recovered.
(6)	All lots at Longleaf at Callaway and certain lots at Callaway Gardens and Blalock Lakes are sold to a homebuilding venture, of which the Company is a joint venture partner. As a result of this relationship, the Company defers some or all profits until houses are built and sold, rather than at the time lots are sold, as is the case with the Company’s other residential developments.

COUSINS PROPERTIES INCORPORATED

DEBT OUTSTANDING

As of September 30, 2011

($ in thousands)

			Rate End of Quarter											Company’s Share Recourse (1)
	Ownership Percentage				Maturity Date		Company’s Share of Debt Maturities and Principal Payments
Description (Interest Rate Base, if not fixed)							2011	2012	2013	2014	2015	Thereafter	Total

CONSOLIDATED DEBT

Floating Rate Debt
Credit Facility, Unsecured (LIBOR + 1.75%-2.25%; $350mm facility) (2)	100.00%		2.24%		8/29/2012		—	119,800	—	—	—	—	119,800	119,800
Mahan Village (LIBOR + 1.65%; $15mm facility)	100.00	% (4)	3.25	% (5)	9/12/2014	(6)	—	—	—	1	—	—	1	1

Total Floating Rate Debt							—	119,800	—	1	—	—	119,801	119,801

Fixed Rate Debt
100/200 North Point Center East	100.00%		5.39%		6/1/2012		90	24,478	—	—	—	—	24,568	—
Callaway Gardens	100.00%		4.13%		11/18/2013		—	—	178	—	—	—	178	—
The Points at Waterview	100.00%		5.66%		1/1/2016		117	484	512	541	573	14,025	16,252	—
The American Cancer Society Center (3)	100.00%		6.45%		9/1/2017		350	1,408	1,528	1,631	1,741	129,342	136,000	—
Meridian Mark Plaza	100.00%		6.00%		8/1/2020		86	359	381	405	430	24,979	26,640	—
Terminus 100	100.00%		5.25%		1/1/2023		501	2,071	2,182	2,300	2,424	129,217	138,695	—

Total Fixed Rate Debt							1,144	28,800	4,781	4,877	5,168	297,563	342,333	—

TOTAL CONSOLIDATED DEBT							1,144	148,600	4,781	4,878	5,168	297,563	462,134	119,801

UNCONSOLIDATED DEBT

Floating Rate Debt
Waterford Park (Prime + 1.5%)	50.00%		4.75%		11/8/2011		524	—	—	—	—	—	524	—
Bentwater Links (LIBOR + 6.5%)	50.00%		6.74%		5/23/2012		—	1,412	—	—	—	—	1,412	—
CF Murfreesboro Associates (LIBOR + 3.0%; $113.2mm facility)	50.00%		3.24%		7/20/2013		—	—	49,917	—	—	—	49,917	26,220
Terminus 200 (LIBOR + 2.5%; $92mm facility)	20.00%		2.74%		12/31/2013		—	—	11,085	—	—	—	11,085	—
Emory Point (LIBOR + 1.85%, $61.1mm facility)	75.00%		2.09%		6/28/2014	(6)	—	—	—	1	—	—	1	—
Highland City Town Center (LIBOR + 2.65%)	50.50	% (4)	2.89%		1/1/2016	(6)	25	103	109	116	123	4,938	5,414	—
Creek Plantation Village (LIBOR + 2.65%)	50.50	% (4)	2.89%		1/1/2016	(6)	14	60	64	67	71	2,867	3,143	—
Mt. Juliet Village (LIBOR + 2.85%; $9.2mm facility)	50.50	% (4)	3.09%		1/1/2016	(6)	—	—	50	56	59	2,941	3,106	1,538
The Shops of Lee Village (LIBOR + 2.85%; $7.1mm facility)	50.50	% (4)	3.09%		1/1/2016	(6)	—	—	45	50	53	2,655	2,803	1,388

Total Floating Rate Debt							563	1,575	61,270	290	306	13,401	77,405	29,146

Fixed Rate Debt
Emory University Hospital Midtown Medical Office Tower	50.00%		5.90%		6/1/2013		137	568	23,248	—	—	—	23,953	—
Ten Peachtree Place	50.00%		5.39%		4/1/2015		75	311	329	347	12,109	—	13,171	—
Gateway Village (7)	50.00%		6.41%		12/1/2016		1,784	7,427	7,917	8,440	8,997	8,768	43,332	—
The Avenue East Cobb	11.50%		4.52%		12/1/2017		17	71	74	78	81	3,840	4,161	—

Total Fixed Rate Debt							2,013	8,377	31,568	8,865	21,187	12,608	84,617	—

TOTAL UNCONSOLIDATED DEBT							$2,576	$9,952	$92,838	$9,155	$21,493	$26,009	$162,022	$29,146

TOTAL DEBT							$3,720	$158,552	$97,619	$14,033	$26,661	$323,572	$624,156	$148,947

TOTAL MATURITIES (8)							$524	$145,690	$84,428	$2	$12,109	$298,604	$541,356

% OF MATURITIES							0%	27%	16%	0%	2%	55%	100%

COUSINS PROPERTIES INCORPORATED

DEBT OUTSTANDING

As of September 30, 2011

($ in thousands)

Floating and Fixed Rate Debt Analysis
		% of Total Debt	Stated Weighted Average Rate	Weighted Average Maturity (Years)

Floating Rate Debt	$197,206	32%	2.61%	1.5
Fixed Rate Debt	426,950	68%	5.85%	7.1

Total Debt	$624,156	100%	4.83%	5.3

Unsecured and Secured Debt Analysis
		% of Total Debt	Stated Weighted Average Rate	Weighted Average Maturity (Years)

Unsecured Debt	$119,800	19%	2.24%	0.9
Secured Debt	504,356	81%	5.45%	6.4

Total Debt	$624,156	100%	4.83%	5.3

(1)	Non-recourse loans are subject to customary carve-outs.
(2)	Total borrowing capacity of the Credit Facility at September 30, 2011 was $350 million based on certain covenant calculations. The spread over LIBOR at September 30, 2011 was 2% based on covenant calculations.
(3)	The real estate and other assets of this property are restricted under a loan agreement such that these assets are not available to settle other debts of the Company.
(4)	The ownership percentage and the allocation of results of operations and/or gain or loss on property sales may be disproportionate.
(5)	The Company may select from two interest rate options, as defined in the loan agreement, which are based on floating rate indices plus a spread.
(6)	These loans may be extended for two additional one-year terms, provided certain conditions are met.
(7)	Gateway Village debt is non-recourse to the Company and the Company receives an 11.46% current return on its investment in Gateway Village of $10.4 million. Upon liquidation of the venture, the Company will receive up to an 17% internal rate of return on its investment. Based on the nature of the investment, this debt is excluded from total debt in the Company’s credit facility financial covenant calculations.
(8)	Maturities include lump sum principal payments due at the maturity date of debt. Maturities do not include scheduled principal payments due prior to the maturity date.

COUSINS PROPERTIES INCORPORATED

CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

(in thousands, except per share amounts, percentages and ratios)

	2009	2010 1st	2010 2nd	2010 3rd	2010 4th	2010	2011 1st	2011 2nd	2011 3rd	2011 YTD
2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX:

TOTAL BY SEGMENT:
OFFICE:
SECOND GENERATION LEASING RELATED COSTS	2,745	334	954	2,378	1,697	5,363	1,896	6,357	5,821	14,074
SECOND GENERATION BUILDING IMPROVEMENTS	1,339	81	270	192	81	624	25	24	35	84

	4,084	415	1,224	2,570	1,778	5,987	1,921	6,381	5,856	14,159
RETAIL:
SECOND GENERATION LEASING RELATED COSTS	2,415	594	500	767	752	2,613	51	44	372	467

TOTAL 2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX	6,499	1,009	1,724	3,337	2,530	8,600	1,972	6,425	6,228	14,625

NET OPERATING INCOME:
OFFICE CONSOLIDATED PROPERTIES	52,807	13,714	13,966	13,669	15,249	56,598	14,185	14,443	14,376	43,004
RETAIL CONSOLIDATED PROPERTIES	17,411	4,895	4,992	5,176	5,016	20,079	5,739	4,901	5,016	15,656
INDUSTRIAL CONSOLIDATED PROPERTIES	1,774	586	681	830	953	3,050	909	911	907	2,727
OTHER RENTAL OPERATIONS - CONSOLIDATED	30	18	59	15	4	96	1	—	—	1

NET OPERATING INCOME - CONSOLIDATED	72,022	19,213	19,698	19,690	21,222	79,823	20,833	20,256	20,300	61,389

RENTAL PROPERTY REVENUES	131,344	32,823	33,967	33,840	34,033	134,663	34,113	34,713	35,268	104,094
RENTAL PROPERTY OPERATING EXPENSES	(59,322)	(13,610)	(14,269)	(14,150)	(12,811)	(54,840)	(13,280)	(14,457)	(14,968)	(42,705)

NET OPERATING INCOME - CONSOLIDATED	72,022	19,213	19,698	19,690	21,222	79,823	20,833	20,256	20,300	61,389

INCOME FROM DISCONTINUED OPERATIONS:
RENTAL PROPERTY REVENUES	18,443	4,390	4,294	2,538	2,443	13,665	2,180	1,975	2,273	6,428
RENTAL PROPERTY OPERATING EXPENSES	(7,245)	(1,574)	(1,650)	(1,215)	(985)	(5,424)	(977)	(1,015)	(1,198)	(3,190)

NET OPERATING INCOME	11,198	2,816	2,644	1,323	1,458	8,241	1,203	960	1,075	3,238

INTEREST AND OTHER INCOME	53	—	19	11	5	35	—	88	—	88
INTEREST EXPENSE	(1,552)	—	—	—	—	—	—	—	—	—
DEPRECIATION AND AMORTIZATION OF NON-REAL ESTATE ASSETS	(16)	(4)	(1)	—	—	(5)	—	—	—	—

FFO FROM DISCONTINUED OPERATIONS	9,683	2,812	2,662	1,334	1,463	8,271	1,203	1,048	1,075	3,326

DEPRECIATION AND AMORTIZATION OF REAL ESTATE	(5,966)	(1,428)	(1,047)	(881)	(903)	(4,259)	(778)	(717)	(478)	(1,973)

INCOME FROM DISCONTINUED OPERATIONS	3,717	1,384	1,615	453	560	4,012	425	331	597	1,353

COUSINS PROPERTIES INCORPORATED

CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

(in thousands, except per share amounts, percentages and ratios)

	2009	2010 1st	2010 2nd	2010 3rd	2010 4th	2010	2011 1st	2011 2nd	2011 3rd	2011 YTD

MULTI-FAMILY SALES AND COST OF SALES:
CONSOLIDATED:
MULTI-FAMILY SALES - CONSOLIDATED:
MULTI-FAMILY SALES	30,841	10,146	7,943	6,637	9,716	34,442	4,657	7	—	4,664
MULTI-FAMILY COST OF SALES	(25,629)	(7,970)	(6,108)	(5,190)	(7,749)	(27,017)	(2,500)	13	—	(2,487)

MULTI-FAMILY SALES LESS COST OF SALES - CONSOLIDATED	5,212	2,176	1,835	1,447	1,967	7,425	2,157	20	—	2,177

JOINT VENTURES:
MULTI-FAMILY SALES - JOINT VENTURES:
MULTI-FAMILY SALES	175	389	—	—	—	389	—	—	—	—
MULTI-FAMILY COST OF SALES	(116)	(266)	—	(3)	3	(266)	(5)	—	—	(5)
OTHER, NET	56	(6)	45	168	143	350	22	33	(2)	53

MULTI-FAMILY SALES LESS COST OF SALES - SHARE OF JOINT VENTURE	115	117	45	165	146	473	17	33	(2)	48

TOTAL MULTI-FAMILY FFO	5,327	2,293	1,880	1,612	2,113	7,898	2,174	53	(2)	2,225

RESIDENTIAL LOT, OUTPARCEL, TRACT AND OTHER INVESTMENT
PROPERTY SALES AND COST OF SALES:
CONSOLIDATED:
RESIDENTIAL LOT AND OUTPARCEL SALES - CONSOLIDATED:
RESIDENTIAL LOT SALES	1,746	390	316	630	1,178	2,514	165	80	165	410
OUTPARCEL SALES	5,675	13,429	—	—	—	13,429	—	—	—	—

TOTAL RESIDENTIAL LOT AND OUTPARCEL SALES	7,421	13,819	316	630	1,178	15,943	165	80	165	410

RESIDENTIAL LOT AND OUTPARCEL COST OF SALES - CONSOLIDATED:
RESIDENTIAL LOT COST OF SALES	1,265	260	275	549	856	1,940	119	76	158	353
OUTPARCEL COST OF SALES	3,758	8,836	—	—	(77)	8,759	(50)	—	—	(50)

TOTAL RESIDENTIAL LOT AND OUTPARCEL COST OF SALES-CONSOLIDATED	5,023	9,096	275	549	779	10,699	69	76	158	303

TRACT SALES INCLUDED IN GAIN ON SALE OF INVESTMENT PROPERTIES	1,185	697	1,002	(1)	(1)	1,697	—	—	—	—
OTHER INVESTMENT PROPERTY SALES INCLUDED IN GAIN ON SALE OF INVESTMENT PROPERTIES	58	—	—	—	—	—	—	—	—	—

RESIDENTIAL LOT, OUTPARCEL, TRACT AND OTHER INVESTMENT PROPERTY SALES LESS COST OF SALES - CONSOLIDATED	3,641	5,420	1,043	80	398	6,941	96	4	7	107

SUMMARY - CONSOLIDATED:
RESIDENTIAL LOT SALES LESS COST OF SALES	481	130	41	81	322	574	46	4	7	57
OUTPARCEL SALES LESS COST OF SALES	1,917	4,593	—	—	77	4,670	50	—	—	50
TRACT SALES LESS COST OF SALES	1,185	697	1,002	(1)	(1)	1,697	—	—	—	—
GAIN ON SALE OF INVESTMENT PROPERTIES	58	—	—	—	—	—	—	—	—	—

TOTAL CONSOLIDATED SALES LESS COST OF SALES	3,641	5,420	1,043	80	398	6,941	96	4	7	107

COUSINS PROPERTIES INCORPORATED

CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

(in thousands, except per share amounts, percentages and ratios)

	2009	2010 1st	2010 2nd	2010 3rd	2010 4th	2010	2011 1st	2011 2nd	2011 3rd	2011 YTD
JOINT VENTURES:
RESIDENTIAL LOT, OUTPARCEL AND TRACT SALES - JOINT VENTURES:
RESIDENTIAL LOT SALES	4,158	1,675	1,328	1,590	3,175	7,768	1,186	2,229	1,875	5,290
OUTPARCEL SALES	—	516	—	—	—	516	—	—	—	—
TRACT SALES	658	61	167	—	10,405	10,633	572	29	152	753

TOTAL RESIDENTIAL LOT, OUTPARCEL AND TRACT SALES	4,816	2,252	1,495	1,590	13,580	18,917	1,758	2,258	2,027	6,043

RESIDENTIAL LOT, OUTPARCEL AND TRACT COST OF SALES - JOINT VENTURES:
RESIDENTIAL LOT COST OF SALES	3,627	1,155	870	1,193	2,678	5,896	1,006	1,835	1,363	4,204
OUTPARCEL COST OF SALES	—	430	—	4	—	434	—	—	—	—
TRACT COST OF SALES	394	15	65	(2)	6,948	7,026	552	2	(15)	539

TOTAL RESIDENTIAL LOT, OUTPARCEL AND TRACT COST OF SALES	4,021	1,600	935	1,195	9,626	13,356	1,558	1,837	1,348	4,743
RESIDENTIAL LOT, OUTPARCEL AND TRACT SALES LESS COST OF SALES - JOINT VENTURES	795	652	560	395	3,954	5,561	200	421	679	1,300

SUMMARY - JOINT VENTURES:
RESIDENTIAL LOT SALES LESS COST OF SALES	531	520	458	397	497	1,872	180	394	512	1,086
OUTPARCEL SALES LESS COST OF SALES	—	86	—	(4)	—	82	—	—	—	—
TRACT SALES LESS COST OF SALES	264	46	102	2	3,457	3,607	20	27	167	214

RESIDENTIAL LOT, OUTPARCEL AND TRACT SALES LESS COST OF SALES - SHARE OF JOINT VENTURES	795	652	560	395	3,954	5,561	200	421	679	1,300
TOTAL RESIDENTIAL LOT, OUTPARCEL, TRACT AND OTHER INVESTMENT PROPERTY SALES LESS COST OF SALES	4,436	6,072	1,603	475	4,352	12,502	296	425	686	1,407

INCOME (LOSS) FROM UNCONSOLIDATED JOINT VENTURES:
NET OPERATING INCOME:
OFFICE PROPERTIES	12,051	2,976	2,987	3,121	3,158	12,242	3,357	3,322	3,406	10,085
RETAIL PROPERTIES	7,585	1,976	1,979	1,993	2,037	7,985	2,753	2,596	2,647	7,996

NET OPERATING INCOME	19,636	4,952	4,966	5,114	5,195	20,227	6,110	5,918	6,053	18,081
RESIDENTIAL LOT, OUTPARCEL AND TRACT SALES LESS COST OF SALES	795	652	560	395	3,954	5,561	200	421	679	1,300
MULTI-FAMILY SALES LESS COST OF SALES	115	117	45	165	146	473	17	33	(2)	48
INTEREST EXPENSE	(3,934)	(899)	(947)	(1,187)	(1,219)	(4,252)	(1,192)	(1,147)	(1,212)	(3,551)
OTHER EXPENSE	(1,279)	392	223	42	256	913	43	—	(413)	(370)
IMPAIRMENT LOSSES	(24,182)	—	—	—	(3,746)	(3,746)	—	(250)	—	(250)
DEPRECIATION AND AMORTIZATION OF NON-REAL ESTATE ASSETS	(46)	(6)	(5)	(6)	(5)	(22)	(5)	(5)	(5)	(15)

FUNDS FROM OPERATIONS - UNCONSOLIDATED JOINT VENTURES	(8,895)	5,208	4,842	4,523	4,581	19,154	5,173	4,970	5,100	15,243
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	12	—	—	—	—	—	—	—	—	—
DEPRECIATION AND AMORTIZATION OF REAL ESTATE	(8,754)	(2,288)	(2,448)	(2,344)	(2,581)	(9,661)	(2,678)	(2,658)	(2,440)	(7,776)
NET INCOME (LOSS) FROM UNCONSOLIDATED JOINT VENTURES	(17,637)	2,920	2,394	2,179	2,000	9,493	2,496	2,312	2,660	7,468

COUSINS PROPERTIES INCORPORATED

CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

(in thousands, except per share amounts, percentages and ratios)

	2009	2010 1st	2010 2nd	2010 3rd	2010 4th	2010	2011 1st	2011 2nd	2011 3rd	2011 YTD
MARKET CAPITALIZATION
COMMON STOCK PRICE AT PERIOD END	7.63	8.31	6.74	7.14	8.34	8.34	8.35	8.54	5.35	5.35
NUMBER OF COMMON SHARES OUTSTANDING AT PERIOD END	99,782	100,866	101,767	102,635	103,392	103,392	103,631	103,714	103,714	103,714

COMMON STOCK CAPITALIZATION	761,337	838,196	685,910	732,814	862,289	862,289	865,319	885,718	554,870	554,870

PREFERRED STOCK-SERIES A-PRICE AT LIQUIDATION VALUE	74,827	74,827	74,827	74,827	74,827	74,827	74,827	74,827	74,827	74,827
PREFERRED STOCK-SERIES B-PRICE AT LIQUIDATION VALUE	94,775	94,775	94,775	94,775	94,775	94,775	94,775	94,775	94,775	94,775

PREFERRED STOCK AT LIQUIDATION VALUE	169,602	169,602	169,602	169,602	169,602	169,602	169,602	169,602	169,602	169,602

DEBT	590,208	580,979	580,378	514,363	509,509	509,509	496,823	498,034	462,135	462,135
SHARE OF UNCONSOLIDATED DEBT	197,055	195,250	158,290	152,391	172,325	172,325	166,726	163,931	162,022	162,022

DEBT (A)	787,263	776,229	738,668	666,754	681,834	681,834	663,549	661,965	624,157	624,157

TOTAL MARKET CAPITALIZATION	1,718,202	1,784,027	1,594,180	1,569,170	1,713,725	1,713,725	1,698,470	1,717,285	1,348,629	1,348,629

LEVERAGE RATIOS
DEBT (A)	787,263	776,229	738,668	666,754	681,834	681,834	663,549	661,965	624,157	624,157
TOTAL MARKET CAPITALIZATION	1,718,202	1,784,027	1,594,180	1,569,170	1,713,725	1,713,725	1,698,470	1,717,285	1,348,629	1,348,629
DEBT/TOTAL MARKET CAPITALIZATION	46%	44%	46%	42%	40%	40%	39%	39%	46%	46%

TOTAL ASSETS	1,491,552	1,485,477	1,469,022	1,391,052	1,371,282	1,371,282	1,335,453	1,337,132	1,294,376	1,294,376
ACCUMULATED DEPRECIATION-CONSOLIDATED	233,091	246,129	251,250	258,897	274,925	274,925	286,547	298,085	286,399	286,399
UNDEPRECIATED ASSETS-UNCONSOLIDATED (A)	475,407	477,745	467,863	472,166	485,598	485,598	484,634	498,986	506,806	506,806
LESS: INVESTMENT IN JOINT VENTURES	(146,150)	(145,352)	(158,955)	(163,231)	(167,108)	(167,108)	(165,119)	(179,149)	(181,947)	(181,947)

TOTAL UNDEPRECIATED ASSETS (A)	2,053,900	2,063,999	2,029,180	1,958,884	1,964,697	1,964,697	1,941,515	1,955,054	1,905,634	1,905,634
DEBT (A)	787,263	776,229	738,668	666,754	681,834	681,834	663,549	661,965	624,157	624,157
TOTAL UNDEPRECIATED ASSETS (A)	2,053,900	2,063,999	2,029,180	1,958,884	1,964,697	1,964,697	1,941,515	1,955,054	1,905,634	1,905,634
DEBT (A)/TOTAL UNDEPRECIATED ASSETS (A)	38%	38%	36%	34%	35%	35%	34%	34%	33%	33%

DEBT (A)	787,263	776,229	738,668	666,754	681,834	681,834	663,549	661,965	624,157	624,157
PREFERRED STOCK AT LIQUIDATION VALUE	169,602	169,602	169,602	169,602	169,602	169,602	169,602	169,602	169,602	169,602

DEBT (A) + PREFERRED	956,865	945,831	908,270	836,356	851,436	851,436	833,151	831,567	793,759	793,759
TOTAL MARKET CAPITALIZATION	1,718,202	1,784,027	1,594,180	1,569,170	1,713,725	1,713,725	1,698,470	1,717,285	1,348,629	1,348,629
DEBT (A) + PREFERRED/ TOTAL MARKET CAPITALIZATION	56%	53%	57%	53%	50%	50%	49%	48%	59%	59%

DEBT (A) + PREFERRED	956,865	945,831	908,270	836,356	851,436	851,436	833,151	831,567	793,759	793,759
TOTAL UNDEPRECIATED ASSETS (A)	2,053,900	2,063,999	2,029,180	1,958,884	1,964,697	1,964,697	1,941,515	1,955,054	1,905,634	1,905,634
DEBT (A) + PREFERRED/TOTAL UNDEPRECIATED ASSETS (A)	47%	46%	45%	43%	43%	43%	43%	43%	42%	42%

EBITDA (A)
FFO	(91,960)	13,980	7,895	886	10,020	32,781	8,122	10,896	14,309	33,327
INTEREST EXPENSE	45,328	10,680	11,233	9,889	9,630	41,432	8,736	8,505	7,813	25,054
NON-REAL ESTATE DEPRECIATION AND AMORTIZATION	3,428	577	469	446	419	1,911	568	377	393	1,338
INCOME TAX (PROVISION) BENEFIT	4,341	(1,146)	14	25	28	(1,079)	(64)	27	(180)	(217)
IMPAIRMENT LOSSES	115,752	—	586	—	5,714	6,300	3,508	250	—	3,758
PREDEVELOPMENT CHARGES	7,117	—	1,949	—	(1,217)	732	—	—	—	—
(GAIN) LOSS ON DEBT EXTINGUISHMENT	(9,732)	592	—	9,235	—	9,827	—	—	74	74
PREFERRED STOCK DIVIDENDS	12,907	3,227	3,227	3,226	3,227	12,907	3,227	3,227	3,226	9,680

EBITDA (A)	87,181	27,910	25,373	23,707	27,821	104,811	24,097	23,282	25,635	73,014

COVERAGE RATIOS (A)
EBITDA	87,181	27,910	25,373	23,707	27,821	104,811	24,097	23,282	25,635	73,014
INTEREST EXPENSE	45,328	10,680	11,233	9,889	9,630	41,432	8,736	8,505	7,813	25,054
INTEREST COVERAGE RATIO (A)	1.92	2.61	2.26	2.40	2.89	2.53	2.76	2.74	3.28	2.91

INTEREST EXPENSE	45,328	10,680	11,233	9,889	9,630	41,432	8,736	8,505	7,813	25,054
SCHEDULED PRINCIPAL PAYMENTS	3,955	842	853	1,459	1,245	4,399	1,755	1,894	1,650	5,299
PREFERRED STOCK DIVIDENDS	12,907	3,227	3,227	3,226	3,227	12,907	3,227	3,227	3,226	9,680

FIXED CHARGES	62,190	14,749	15,313	14,574	14,102	58,738	13,718	13,626	12,689	40,033
EBITDA	87,181	27,910	25,373	23,707	27,821	104,811	24,097	23,282	25,635	73,014
FIXED CHARGES COVERAGE RATIO (A)	1.40	1.89	1.66	1.63	1.97	1.78	1.76	1.71	2.02	1.82

DEBT	787,263	776,229	738,668	666,754	681,834	681,834	663,549	661,965	624,157	624,157
ANNUALIZED EBITDA	87,181	111,638	101,492	94,828	111,284	104,811	96,388	93,128	102,540	146,028
DEBT/ANNUALIZED EBITDA (A)	9.03	6.95	7.28	7.03	6.13	6.51	6.88	7.11	6.09	4.27

COUSINS PROPERTIES INCORPORATED

CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

(in thousands, except per share amounts, percentages and ratios)

	2009	2010 1st	2010 2nd	2010 3rd	2010 4th	2010	2011 1st	2011 2nd	2011 3rd	2011 YTD
DIVIDEND RATIOS
REGULAR COMMON DIVIDENDS:
CASH	22,710	2,997	3,034	3,060	3,085	12,176	4,653	4,663	4,667	13,984
COMMON STOCK	19,711	5,984	6,046	6,100	6,152	24,282	—	—	—	—

COMMON DIVIDENDS	42,421	8,981	9,080	9,160	9,237	36,458	4,653	4,663	4,667	13,984
FFO	(91,960)	13,980	7,895	886	10,020	32,781	8,122	10,896	14,309	33,327
FFO PAYOUT RATIO	-46%	64%	115%	1034%	92%	111%	57%	43%	33%	42%

FFO BEFORE CERTAIN CHARGES
FFO	(91,960)	13,980	7,895	886	10,020	32,781	8,122	10,896	14,309	33,327
IMPAIRMENT LOSSES (A)	115,752	—	586	—	5,714	6,300	3,508	250	—	3,758
PREDEVELOPMENT CHARGES	7,117	—	1,949	—	(1,217)	732	—	—	—	—
(GAIN) LOSS ON DEBT EXTINGUISHMENT AND SWAP TERMINATION FEE	(9,732)	592	—	9,235	—	9,827	—	—	74	74
VALUATION ALLOWANCES ON DEFERRED TAX ASSETS	15,907	—	—	—	—	—	—	—	—	—
SEPARATION CHARGES	3,257	68	33	202	742	1,045	101	77	15	193

FFO BEFORE CERTAIN CHARGES	40,341	14,640	10,463	10,323	15,259	50,685	11,731	11,223	14,398	37,352
FFO BEFORE CERTAIN CHARGES PAYOUT RATIO	105%	61%	87%	89%	61%	72%	40%	42%	32%	37%

FAD
FFO	(91,960)	13,980	7,895	886	10,020	32,781	8,122	10,896	14,309	33,327
FAS 13 (A)	(7,277)	(1,733)	(1,918)	(2,074)	(2,211)	(7,936)	(2,637)	(2,885)	(3,095)	(8,617)
SECOND GENERATION CAPEX (A)	(6,499)	(1,009)	(1,724)	(3,337)	(2,530)	(8,600)	(1,972)	(6,425)	(6,228)	(14,625)

FAD	(105,736)	11,238	4,253	(4,525)	5,279	16,245	3,513	1,586	4,986	10,085
COMMON DIVIDENDS	42,421	8,981	9,080	9,160	9,237	36,458	4,653	4,663	4,667	13,984
FAD PAYOUT RATIO	-40%	80%	213%	-202%	175%	224%	132%	294%	94%	139%

FAD BEFORE CERTAIN CHARGES
FAD	(105,736)	11,238	4,253	(4,525)	5,279	16,245	3,513	1,586	4,986	10,085
IMPAIRMENT LOSSES (A)	115,752	—	586	—	5,714	6,300	3,508	250	—	3,758
PREDEVELOPMENT CHARGES	7,117	—	1,949	—	(1,217)	732	—	—	—	—
(GAIN) LOSS ON DEBT EXTINGUISHMENT AND SWAP TERMINATION FEE	(9,732)	592	—	9,235	—	9,827	—	—	74	74
VALUATION ALLOWANCES ON DEFERRED TAX ASSETS	15,907	—	—	—	—	—	—	—	—	—
SEPARATION CHARGES	3,257	68	33	202	742	1,045	101	77	15	193

FAD BEFORE CERTAIN CHARGES	26,565	11,898	6,821	4,912	10,518	34,149	7,122	1,913	5,075	14,110
FAD BEFORE CERTAIN CHARGES PAYOUT RATIO	160%	75%	133%	186%	88%	107%	65%	244%	92%	99%

OPERATIONS RATIOS
REVENUES	214,544	65,250	50,610	50,042	53,795	219,697	46,921	43,396	45,188	135,505
RENTAL REVENUES FROM DISCONTINUED OPERATIONS	18,443	4,390	4,294	2,538	2,443	13,665	2,180	1,975	2,273	6,428

REVENUES INCLUDING DISCONTINUED OPERATIONS	232,987	69,640	54,904	52,580	56,238	233,362	49,101	45,371	47,461	141,933

GENERAL AND ADMINISTRATIVE EXPENSES	26,198	8,017	6,763	6,172	7,803	28,755	7,400	6,133	4,295	17,828
REVENUES INCLUDING DISCONTINUED OPERATIONS	232,987	69,640	54,904	52,580	56,238	233,362	49,101	45,371	47,461	141,933
GENERAL AND ADMINISTRATIVE EXPENSES/REVENUES INCLUDING DISCONTINUED OPERATIONS	11.2%	11.5%	12.3%	11.7%	13.9%	12.3%	15.1%	13.5%	9.0%	12.6%

TOTAL UNDEPRECIATED ASSETS (A)	2,053,900	2,063,999	2,029,180	1,958,884	1,964,697	1,964,697	1,941,515	1,955,054	1,905,634	1,905,634
ANNUALIZED GENERAL AND ADMINISTRATIVE EXPENSES/TOTAL UNDEPRECIATED ASSETS	1.3%	1.6%	1.3%	1.3%	1.6%	1.5%	1.5%	1.3%	0.9%	1.2%

(A)	INCLUDES COMPANY SHARE OF UNCONSOLIDATED JOINT VENTURES.

COUSINS PROPERTIES INCORPORATED

CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

($ in thousands)

	Three Months Ended			Nine Months Ended
	September 30,	September 30,	June 30,	September 30,	September 30,
	2011	2010	2011	2011	2010
Net Operating Income
Same Property	24,796	23,814	24,530	74,266	71,126
Non-Same Property	2,631	2,314	2,604	8,442	9,293

Consolidated Property Net Operating Income	27,428	26,127	27,134	82,708	80,419

Less: Non-Cash Items
Straight line rent	2,856	1,869	2,685	7,982	5,004
Other	(327)	(299)	(303)	(921)	(806)

Non-Cash Items	2,529	1,569	2,382	7,061	4,197

Cash Basis Property Net Operating Income	24,898	24,558	24,752	75,647	76,222

Net Operating Income (1)
Operating Properties	20,300	19,690	20,256	61,389	58,604
Discountinued Operations	1,075	1,323	960	3,238	6,783
Share of Unconcolidated Joint Ventures	6,053	5,114	5,918	18,081	15,032

Total Net Operating Income	27,428	26,127	27,134	82,708	80,419

(1)	See reconciliation above within previous pages of the calculations and reconciliations of Non-GAAP financial measures.

COUSINS PROPERTIES INCORPORATED

DISCUSSION OF NON-GAAP FINANCIAL MEASURES

The Company uses non-GAAP financial measures in its filings and other public disclosures. The following is a list of non-GAAP financial measures that the Company commonly uses and a description for each measure of (1) the reasons that management believes the measure is useful to investors and (2) if material, any additional uses of the measure by management of the Company.

“2nd Generation Tenant Improvements and Leasing Costs and Building Capital Expenditures” is used in the valuation and analysis of real estate. Because the Company develops and acquires properties, in addition to operating existing properties, its property acquisition and development expenditures included in the Statements of Cash Flows includes both initial costs associated with developing and acquiring investment assets and those expenditures necessary for operating and maintaining existing properties at historic performance levels. The latter costs are referred to as second generation costs and are useful in evaluating the economic performance of the asset and in valuing the asset. Accordingly, the Company discloses the portion of its property acquisition and development expenditures that pertain to second generation space in its operating properties. The Company excludes from second generation costs amounts incurred to lease vacant space and other building improvements associated with properties acquired for redevelopment or repositioning.

“EBITDA” represents FFO plus consolidated and Company share of unconsolidated interest expense, non-real estate depreciation and amortization, income taxes, impairment losses, gain/loss on debt extinguishment and interest rate swap, and preferred stock dividends. Management believes that EBITDA provides analysts and investors with appropriate information to use in various ratios that evaluate the Company’s level of debt.

“Funds Available for Distribution” (“FAD”) represents FFO adjusted to exclude the effect of straight line rent and above and below market lease amortization less 2nd Generation Tenant Improvements and Leasing Costs and Building Capital Expenditures. Management believes that FAD provides analysts and investors with information that assists in the comparability of the Company’s dividend policy with other real estate companies.

“FAD Before Certain Charges” represents FAD before impairment losses, write off of predevelopment expenses, gain/loss on debt extinguishment and interest rate swap, valuation allowances on deferred tax assets and separation charges. Management believes that FFO Before

Certain Charges provides analysts and investors with appropriate information related to the Company’s core operations and for comparability of the results of its operations with other real estate companies.

“Funds From Operations Available to Common Stockholders” (“FFO”) is a supplemental operating performance measure used in the real estate industry. The Company calculates FFO in accordance with the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition, which is net income (loss) available to common stockholders (computed in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable real property, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis.

FFO is used by industry analysts and investors as a supplemental measure of an equity REIT’s operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. Management believes that the use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates operating performance in part based on FFO. Additionally, the Company uses FFO and FFO per share, along with other measures, to assess performance in connection with evaluating and granting incentive compensation to its officers and other key employees.

“FFO Before Certain Charges” represents FFO before impairment losses, write off of predevelopment expenses, gain/loss on debt extinguishment and interest rate swap, valuation allowances on deferred tax assets and separation charges. Management believes that FFO Before Certain Charges provides analysts and investors with appropriate information related to the Company’s core operations and for comparability of the results of its operations with other real estate companies.

COUSINS PROPERTIES INCORPORATED

DISCUSSION OF NON-GAAP FINANCIAL MEASURES

“Net Operating Income” is used by industry analysts, investors and Company management to measure operating performance of the Company’s properties. Net Operating Income which is rental property revenues less rental property operating expenses, like FFO, excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. Certain items, such as interest expense, while included in FFO and net income, do not affect the operating performance of a real estate asset and are often incurred at the corporate level as opposed to the property level. As a result, management uses only those income and expense items that are incurred at the property level to evaluate a property’s performance. Depreciation and amortization are also excluded from Net Operating Income for the reasons described under FFO above. Additionally, appraisals of real estate are based on the value of an income stream before interest and depreciation.

“Same-Property Net Operating Income” represents the Net Operating Income and Cash Basis Same Properties. Cash Basis Net Operating Income excludes straight-line rents, amortization of lease inducements and amortization of acquired above and below market rents. Same Properties include those office and retail properties that have been fully operational in each of the comparable reporting periods. Same-Property Net Operating Income allows analysts, investors and management to analyze continuing operations and evaluate the growth trend of the Company’s portfolio.